Exhibit 10(w)(ii)
EXECUTION COPY
AMENDMENT NO. 1
Dated as of November 4, 2021
to
REVOLVING CREDIT AGREEMENT
Dated as of June 28, 2019
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 4, 2021 by and among L3Harris Technologies, Inc., a Delaware corporation (the “Company”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and the Lenders party hereto, under that certain Revolving Credit Agreement dated as of June 28, 2019 by and among the Company, certain Subsidiaries of the Company from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;
WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.    Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows (the Credit Agreement as so amended, the “Amended Credit Agreement”):
(a)    Section 1.01 of the Credit Agreement is hereby amended to insert the following definition therein in the appropriate alphabetical order as follows:
“Amendment No. 1 Effective Date” means November 4, 2021.
(b)    Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Agreed Currencies” appearing therein in its entirety as follows:
“Agreed Currencies” means (i) Dollars and (ii) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (y) that is agreed to by the Administrative Agent and each of the Lenders. For the avoidance of doubt, it is understood and agreed that on and after the Amendment No. 1 Effective Date, the only Agreed Currency under this Agreement shall be Dollars (notwithstanding any references in this Agreement to any other currency) and no additional currency shall be included as an Agreed Currency until such currency is

US-DOCS\126332856.4

requested by the Company and approved by the Administrative Agent and each of the Lenders pursuant to an amendment to this Agreement mutually satisfactory to the Company, the Administrative Agent and each of the Lenders.
(c)    The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “one, two, three or six months thereafter” appearing therein with a reference to “one, three or six months thereafter” therefor.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)     the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent; and
(b)    the Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement in connection with this Amendment.
3.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Company enforceable against it in accordance with its respective terms except that such enforcement may be limited by applicable Debtor Relief Laws.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default exists and (ii) the representations and warranties of the Borrowers contained in Article V of the Amended Credit Agreement (but excluding the representation set forth in Section 5.05(b) of the Amended Credit Agreement) are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Amended Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document under (and as defined in) the Amended Credit Agreement.

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5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

L3HARRIS TECHNOLOGIES, INC.,
as the Company

By:/s/ Arthur Lim
Name: Arthur Lim
Title: VP, Investments and Treasury

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:/s/ Johnathan Bennett
Name: Johnathan Bennett
Title: Executive Director

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

CITIBANK, N.A.,
as a Lender

By: /s/ Lauren Portnoi
Name:Lauren Portnoi
Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:/s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Director

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

MORGAN STANLEY BANK, N.A.,
as a Lender

By:/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

MUFG BANK, LTD,
as a Lender

By:/s/ Victor Pierzchalski
Name:Victor Pierzchalski
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:/s/ Ken Gorski
Name:Ken Gorski
Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:/s/ Jun Ashley
Name:Jun Ashley
Title: Director

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:/s/ Maria Macchiaroli
Name: Maria Macchiaroli
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

THE BANK OF NOVA SCOTIA,
as a Lender

By:/s/ Catherine Jones
Name: Catherine Jones
Title: Managing Director

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

BARCLAYS BANK PLC,
as a Lender

By:/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

THE NORTHERN TRUST COMPANY,
as a Lender

By:/s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

FIRST ABU DHABI BANK USA, N.V.,
as a Lender

By: /s/ David Young
Name: David Young
Title: Head of Structured Finance - America

By:/s/ Ora Helmholz
Name: Ora Helmholz
Title: Chief of Operating Officer, FAB USA

Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director
Signature Page to Amendment No. 1 to Revolving Credit Agreement
L3Harris Technologies, Inc.